Exhibit 32
Section 1350 Certification of Periodic Report (pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Curtis C. Farmer, Chairman, President and Chief Executive Officer, and James J. Herzog, Executive Vice President and Chief Financial Officer, of Comerica Incorporated (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	October 30, 2020	/s/ Curtis C. Farmer
Curtis C. Farmer
Chairman, President and Chief Executive Officer

/s/ James J. Herzog
James J. Herzog
Executive Vice President and Chief Financial Officer